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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 18, 1998
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of March 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-1)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                               333-24327               33-3416059
----------------------                -----------            ----------------
(State or Other Juris-                (Commission            (I.R.S. Employer
diction of Incorporation)             File Number)           Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
 New York, New York                                               10281
 ------------------                                               -----
(Address of Principal Executive Office)                       (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

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Item 5.  OTHER EVENTS.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1. Statement of eligibility of Bankers Trust Company of California, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             MERRILL LYNCH MORTGAGE
                                             INVESTORS, INC.

                                             By: /s/ Peter Cerwin
                                                 --------------------
                                             Name:   Peter Cerwin
                                             Title:  Vice President




Dated: March 24, 1998
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                                  EXHIBIT INDEX


                           Item 601 (a) of        Sequentially
         Exhibit           Regulation S-K         Numbered
         Number            Exhibit No.            Description
         ------            -----------            -----------

         1                     25.1               Form T-1